UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, Chief Executive Officer

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

SEMI-ANNUAL REPORT

JUNE 30, 2019

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
			Source of dividends and distributions
Year	Total net assets	Net asset value	Ordinary income*	Long-term capital gains*		Total dividends and distributions		Unrealized appreciation of investments at end of period
1993	$218,868,360	$17.90						$111,304,454
1994	226,639,144	17.60	$.22	$1.39		$1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
Six mos. to
June 30, 2019***	935,765,992	36.72	.10	.10		.20		549,368,295
Total dividends and distributions for the period***			$7.73	$38.17		$45.90

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable return of capital of $.55.
***	Unaudited.

     The Common Stock is listed on the NYSE American under the symbol CET. On June 28, 2019 (the last trading day of the six-month period), the closing market price was $30.52 per share.

[2]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the six months ended June 30, 2019 reviewed by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	June 30, 2019 (Unaudited)	December 31, 2018
Net assets	$935,765,992	$765,342,588
Net assets per share of Common Stock	$36.72	$30.02
Shares of Common Stock outstanding	25,482,666	25,496,847

Comparative operating results are as follows:

	Six months ended June 30,
	2019		2018
	(Unaudited)		(Unaudited)
Net investment income	$6,759,252		$7,274,776
Per share of Common Stock	.27	*	.29	*
Net realized gain from investment transactions	12,681,783		19,459,211
Increase (decrease) in net unrealized appreciation of investments	156,420,621		(1,729,815)
Increase in net assets resulting from operations	175,861,656		25,004,172

*	Based on the average number of shares of Common Stock outstanding during the period.

     A distribution of $.20 per share of Common Stock was paid on June 25, 2019 to stockholders of record as of June 10, 2019. Stockholders will be sent a notice concerning the taxability of all 2019 distributions in early 2020.

     During the first six months of 2019, the Corporation purchased 17,181 shares of its Common Stock at an average price of $24.91 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

WILMOT H. KIDD           JOHN C. HILL           ANDREW J. O’NEILL

630 Fifth Avenue
New York, NY 10111
July 24, 2019

[3]

PRINCIPAL PORTFOLIO CHANGES

April 1 to June 30, 2019
(Unaudited)

	Number of Shares
	Purchased	Sold	Held June 30, 2019
Alleghany Corporation		4,000	15,000
Berkshire Hathaway Inc. Class A	20		30
Brady Corporation Class A		5,000	280,000
Heritage-Crystal Clean, Inc.		5,000	685,000
Medtronic plc		5,000	195,000
Microsoft Corporation.		5,000	95,000
Motorola Solutions, Inc.		30,000	250,000
Roper Technologies, Inc.		1,000	59,000
Tiffany & Co.	40,000		40,000

TEN LARGEST INVESTMENTS

(excluding short-term investments)
June 30, 2019
(Unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired

	(millions)
The Plymouth Rock Company, Inc. Class A	$0.7	$216.0	23.1%	1982
Analog Devices, Inc.	6.2	50.8	5.4	1987
Coherent, Inc.	13.5	47.7	5.1	2007
Hess Corporation	31.2	44.5	4.8	2017
Motorola Solutions, Inc.	11.1	41.7	4.5	2000
Intel Corporation	7.6	40.2	4.3	1986
Capital One Financial Corporation	20.2	29.9	3.2	2013
JPMorgan Chase & Co.	13.0	25.7	2.7	2010
Amazon.com, Inc.	3.8	24.6	2.6	2014
Keysight Technologies, Inc.	2.9	22.5	2.4	2005

[4]

DIVERSIFICATION OF INVESTMENTS

June 30, 2019
(Unaudited)

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2019	December 31, 2018
Common Stocks:
Insurance	5	$26,849,767	$265,433,850	28.4%	27.6%
Technology Hardware
and Equipment	4	42,268,819	118,647,419	12.7	12.6
Semiconductor	2	13,769,771	91,002,300	9.7	10.2
Diversified Financial	5	57,654,474	87,813,800	9.4	8.8
Health Care	4	40,399,085	58,129,850	6.2	5.8
Diversified Industrial	3	8,497,065	53,441,290	5.7	6.2
Banks	2	26,647,749	45,322,400	4.8	5.7
Energy	1	31,227,477	44,499,000	4.7	3.7
Communications Services	4	33,714,114	38,206,100	4.1	4.3
Real Estate and Homebuilding	2	31,919,495	29,589,000	3.2	3.5
Retailing	2	7,418,150	28,362,790	3.0	2.6
Other	3	12,754,757	22,041,219	2.4	2.3
Short-Term Investments	3	53,103,819	53,103,819	5.7	6.6

[5]

STATEMENT OF INVESTMENTS

June 30, 2019
(Unaudited)

COMMON STOCKS 94.3%

Shares		Value
	Banks 4.8%
280,000	Citigroup Inc.	$19,608,400
230,000	JPMorgan Chase & Co.	25,714,000
		45,322,400
	Communications Services 4.1%
16,000	Alphabet Inc. Class A (a)	17,324,800
200,000	Cogent Communications Holdings, Inc.	11,872,000
210,000	Liberty Global plc Class C (a)	5,571,300
200,000	Liberty Latin America Ltd. Class C (a)	3,438,000
		38,206,100
	Consumer Services 0.4%
30,000	Wynn Resorts, Ltd.	3,719,700
	Diversified Financial 9.4%
180,000	American Express Company	22,219,200
400,000	The Bank of New York Mellon Corporation	17,660,000
30	Berkshire Hathaway Inc. Class A (a)	9,550,500
330,000	Capital One Financial Corporation	29,944,200
210,000	The Charles Schwab Corporation	8,439,900
		87,813,800
	Diversified Industrial 5.7%
280,000	Brady Corporation Class A	13,809,600
685,000	Heritage-Crystal Clean, Inc. (a)	18,022,350
59,000	Roper Technologies, Inc.	21,609,340
		53,441,290
	Energy 4.7%
700,000	Hess Corporation	44,499,000
	Health Care 6.2%
85,000	Johnson & Johnson	11,838,800
195,000	Medtronic plc	18,991,050
200,000	Merck & Co., Inc.	16,770,000
300,000	Roche Holdings Ltd. ADR	10,530,000
		58,129,850
	Insurance 28.4%
15,000	Alleghany Corporation (a)	10,216,650
200,000	Kemper Corporation	17,258,000
100,000	Kinsale Capital Group, Inc.	9,148,000
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	216,022,400
160,000	Progressive Corporation	12,788,800
		265,433,850

[6]

Shares		Value
	Real Estate and Homebuilding 3.2%
700,000	Rayonier Inc.	$21,210,000
700,000	TRI Pointe Group, Inc. (a)	8,379,000
		29,589,000
	Retailing 3.0%
13,000	Amazon.com, Inc. (a)	24,617,190
40,000	Tiffany & Co.	3,745,600
		28,362,790
	Semiconductor 9.7%
450,000	Analog Devices, Inc.	50,791,500
840,000	Intel Corporation	40,210,800
		91,002,300
	Software and Services 1.4%
95,000	Microsoft Corporation	12,726,200
	Technology Hardware and Equipment 12.7%
350,000	Coherent, Inc. (a)	47,729,500
250,000	Keysight Technologies, Inc. (a)	22,452,500
250,000	Motorola Solutions, Inc.	41,682,500
1,387,100	Ribbon Communications Inc. (a)	6,782,919
		118,647,419
	Utilities 0.6%
560,092	Star Group, L.P.	5,595,319
	Total Common Stocks (cost $333,120,723)	882,489,018

SHORT-TERM INVESTMENTS 5.7%
	Money Market Fund 1.6%
15,121,829	Fidelity Institutional Money Market Fund Treasury
	Only Portfolio – Class I	15,121,829

Principal
	U.S. Treasury Bills 4.1%
$38,000,000	U.S. Treasury Bills 2.27% – 2.36%, due 7/2/19 – 7/16/19 (d)	37,981,990
	Total Short-Term Investments (cost $53,103,819)	53,103,819
	Total Investments (cost $386,224,542)(100.0%)	935,592,837
	Cash, receivables and other assets less liabilities (0.0%)	173,155
	Net Assets (100%)	$935,765,992

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.
(c)	Valued based on Level 3 inputs. See Note 2.
(d)	Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[7]

ST'ATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS:
Investments:
Securities of unaffiliated companies
(cost $332,410,123)	$666,466,618
Securities of affiliated companies (cost $710,600)
(Notes 5 and 6)	216,022,400
Short-term investments (cost $53,103,819)	53,103,819	$935,592,837
Cash, receivables and other assets:
Cash	475,215
Dividends receivable	310,851
Other assets	94,130	880,196
Total Assets		936,473,033
LIABILITIES:
Accrued expenses and other liabilities	707,041
Total Liabilities		707,041
NET ASSETS		$935,765,992
NET ASSETS are represented by:
Common Stock $1 par value: authorized 40,000,000 shares;
issued 25,568,531 (Notes 3 and 8)		$25,568,531
Surplus:
Paid-in	$346,350,987
Total distributable earnings, including net unrealized
appreciation of investments	566,026,202	912,377,189
Treasury Stock at cost (85,865 shares of
Common Stock) (Note 3)		(2,179,728)
NET ASSETS		$935,765,992
NET ASSET VALUE PER COMMON SHARE
(25,482,666 shares outstanding)		$36.72

See accompanying notes to financial statements.

[8]

STATEMENT OF OPERATIONS

For the six months ended June 30, 2019
(Unaudited)

INVESTMENT INCOME
Income:
Dividends from unaffiliated companies
(net of foreign withholding taxes of $75,222)	$5,442,921
Dividends from affiliated companies (Note 5)	3,723,544
Interest	469,363	$9,635,828
Expenses:
Investment research	1,266,470
Administration and operations	860,362
Occupancy and office operating expenses	235,027
Directors’ fees	164,033
Software and information services	83,493
Franchise and miscellaneous taxes	45,933
Stockholder communications and meetings	45,862
Legal, auditing and tax preparation fees	45,501
Transfer agent, registrar and custodian fees and expenses	44,256
Travel and related expenses	35,147
Miscellaneous	50,492	2,876,576
Net investment income		6,759,252

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from unaffiliated companies	12,681,783
Increase in net unrealized appreciation of investments in
unaffiliated companies	110,942,221
Increase in net unrealized appreciation of investments in
affiliated companies (Note 5)	45,478,400
Net gain on investments		169,102,404
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$175,861,656

See accompanying notes to financial statements.

[9]

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended June 30, 2019
and the year ended December 31, 2018

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
FROM OPERATIONS:
Net investment income	$6,759,252	$13,684,841
Net realized gain from investment transactions	12,681,783	19,176,502
Increase (decrease) in net unrealized appreciation of investments	156,420,621	(67,140,442)
Increase (decrease) in net assets resulting
from operations	175,861,656	(34,279,099)
DISTRIBUTIONS TO STOCKHOLDERS:
From distributable earnings	(5,096,533)	(36,422,535)
FROM CAPITAL SHARE TRANSACTIONS: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	—	13,373,879
Issuance of shares of Common Stock to directors and employees	86,283	321,120
Cost of treasury stock purchased	(428,002)	(3,982,566)
Increase (decrease) in net assets from capital
share transactions	(341,719)	9,712,433
Total increase (decrease) in net assets	170,423,404	(60,989,201)
NET ASSETS:
Beginning of period	765,342,588	826,331,789
End of period	$935,765,992	$765,342,588

See accompanying notes to financial statements.

[10]

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2019
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in net assets from operations		$175,861,656
Adjustments to increase in net assets
from operations:
Proceeds from securities sold	$31,550,538
Purchases of securities	(30,818,061)
Net increase in short-term investments	(2,497,220)
Net realized gain from investment transactions	(12,681,783)
Increase in net unrealized appreciation of investments	(156,420,621)
Depreciation and amortization	805
Non-cash stock compensation	86,283
Changes in operating assets and liabilities:
Decrease in dividends receivable	99,395
Increase in other assets	(277)
Increase in accrued expenses and other liabilities	588,116
Total adjustments		(170,092,825)
Cash provided by operating activities		5,768,831

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(5,096,533)
Treasury stock purchased	(428,002)
Cash used in financing activities		(5,524,535)
Net increase in cash		244,296
Cash at beginning of period		230,919
Cash at end of period		$475,215

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Issuance of shares of Common Stock to directors		$86,283

See accompanying notes to financial statements.

[11]

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

     1. Significant Accounting Policies — Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation — Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes — It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements.

Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases — The Corporation adopted Accounting Standards Update 2016-02, “Leases” (“ASU 2016-02”), effective January 1, 2019. The new standard generally requires a lessee for an operating lease to recognize on its statement of assets and liabilities at the lease commencement date (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is generally measured at the present value of the unpaid fixed and certain variable lease payments using a discount rate implicit in the lease, if known, or the rate of interest the lessee would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for increases in operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses.

Other — Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

[12]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

Recently Issued Accounting Pronouncement — In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with earlier adoption permitted. Management does not believe there will be a material impact on the applicable financial statement disclosures.

     2. Fair Value Measurements — The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 — Quoted prices in active markets for identical investments;
•	Level 2 — Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 — Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of June 30, 2019 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$666,466,618	—	$216,022,400	$882,489,018
Short-term investments	15,121,829	$37,981,990	—	53,103,819
Total	$681,588,447	$37,981,990	$216,022,400	$935,592,837

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2018	$170,544,000
Change in net unrealized appreciation of
investments included in increase in
net assets resulting from operations	45,478,400
Balance as of June 30, 2019	$216,022,400

     Unrealized appreciation of Level 3 investments still held at June 30, 2019 increased by $45,478,400 during the six months ended June 30, 2019, which is included in the above table.

    In valuing the Plymouth Rock Level 3 investment as of June 30, 2019, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly

[13]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

traded companies: price-to-book value (range: 1.0–2.0); price-to-earnings (range: 13.9–36.3); and price-to-revenue (range: 0.9–1.4). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 9%–10% and a weighted average cost of capital of 10%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three approaches described above (with greater weight given to the comparable company approach) was then discounted for lack of marketability by 20% and 40%, a range management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook, and transacted values in Plymouth Rock’s shares were considered. These values as multiples of Plymouth Rock’s book value were also considered. Based upon all of the above information, the Corporation’s directors approved the value for the investment, which implied a discount for lack of marketability in the higher end of the above range.

     Significant increases (decreases) in the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity rate in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock — During the six months ended June 30, 2019, the Corporation purchased 17,181 shares of its Common Stock at an average price of $24.91 per share representing an average discount from net asset value of 17.1%. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     4. Investment Transactions — The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 2019, excluding short-term investments, were $31,550,538 and $30,818,062, respectively.

     As of June 30, 2019, the tax cost of investments was $386,224,542. Net unrealized appreciation was $549,368,295 consisting of gross unrealized appreciation and gross unrealized depreciation of $563,445,661 and $14,077,366, respectively.

     5. Affiliated Companies — Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of more than 5% of the company’s outstanding voting securities. During the six months ended June 30, 2019, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $45,478,400 and the Corporation received dividends of $3,723,544 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

[14]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

     6. Restricted Securities — The Corporation may from time to time invest in securities the resale of which is restricted. On June 30, 2019, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. These securities had a value of $216,022,400 at June 30, 2019, which was equal to 23.1% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

     7. Bank Line of Credit — The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the six months ended June 30, 2019.

     8. Compensation and Benefit Plans — The aggregate compensation expense for all officers during the six months ended June 30, 2019 was $1,685,960, of which $1,245,000 was paid during the period.

     Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the six months ended June 30, 2019, the Corporation accrued $122,893 related to the plan.

     The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the grant of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 928,963 remain available for future grants at June 30, 2019. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee.

     Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at his initial election to the Board of Directors or at his continuation of service as a director after the Corporation’s annual meeting. During the six months ended June 30, 2019, non-employee directors were granted a total of 3,000 shares of Common Stock valued at $28.7609 per share, which was the average of the high and low prices of the Corporation’s Common Stock on the grant date. The aggregate share value of $86,283 plus cash payments of $77,750 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

     During the six months ended June 30, 2019, no other awards were granted under the 2012 Plan.

[15]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

     9. Operating Lease — The Corporation leased office space under a lease that ended June 30, 2019. The lease was amended effective July 1, 2019 to extend the lease term until June 30, 2022. The landlord may terminate the lease no earlier than June 30, 2021 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date. The lease includes fixed payments for occupancy and certain utilities and variable payments relating to the Corporation’s share of increases in building operating expenses and real estate taxes.

     In adopting ASU 2016-02, the Corporation determined that the lease was an operating lease. The Corporation elected not to separate lease and non-lease components of the contract in measuring its lease liability. As of January 1, 2019, the Corporation measured its lease liability and corresponding ROU asset at approximately $198,000, which was the present value of the remaining fixed payments under the lease using a discount rate of 2.93%. Total lease expense for the six months ended June 30, 2019 was $207,568 including $199,111 of operating lease cost and $8,457 of variable lease cost.

     The lease extension is accounted for as a separate contract under ASU 2016-02. The extension commenced July 1, 2019 and, therefore, is not recognized in the financial statements as of June 30, 2019. As of July 1, 2019, the Corporation measured its lease liability and corresponding ROU asset $1,143,975, which was the present value of the fixed payments under the contract using a discount rate of 3.00%.

Fixed amounts due under the lease as of July 1, 2019 are as follows:

2019	$199,111
2020	398,223
2021	398,223
2022	199,111
Total undiscounted lease payments	1,194,668
Less imputed interest	(50,693)
Total lease liability	$1,143,975

[16]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for the six months ended June 30, 2019 and each year in the five-year period ended December 31, 2018. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	Six Months Ended June 30, 2019 (Unaudited)		2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$30.02		$32.86	27.12	$23.53	$26.18	$26.78
Net investment income*	.27		.54	.28	.19	.14	.13
Net realized and unrealized gain (loss)
on investments*	6.63		(1.91)	6.52	4.41	(.83)	1.12
Total from investment operations	6.90		(1.37)	6.80	4.60	(.69)	1.25
Less:
Dividends from net investment income	.10		.55	.27	.20	.12	.14
Distributions from capital gains	.10		.90	.73	.78	1.86	1.61
Total distributions	.20		1.45	1.00	.98	1.98	1.75
Net change from capital share transactions	—		(.02)	(.06)	(.03)	.02	(.10)
Net asset value, end of period	$36.72		$30.02	$32.86	$27.12	$23.53	$26.18
Per share market value, end of period	$30.52		$24.83	$27.40	$21.79	$19.02	$21.97
Total investment return, market (%)	23.74		(4.51)	30.55	19.97	(4.71)	9.52
Total investment return, NAV (%)	22.98		(3.88)	25.63	20.44	(1.23)	5.35
Ratios/Supplemental Data:
Net assets, end of period (000)	$935,766		$765,343	$826,332	$674,683	$582,871	$649,761
Ratio of expenses to average net assets (%)	.67	†	.69	.75	.88	.72	.67
Ratio of net investment income to average net assets (%)	1.13	†	1.63	.92	.75	.56	.47
Portfolio turnover rate (%)	3.84		8.04	6.03	9.48	25.48	13.07

________

*	Based on the average number of shares outstanding during the period.
†	Annualized, not necessarily indicative of full year ratio.

See accompanying notes to financial statements.

[17]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TOTHE STOCKHOLDERS AND BOARD OF DIRECTORS
CENTRAL SECURITIES CORPORATION:

Results of Review of Interim Financial Information

     We have reviewed the statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of June 30, 2019, and the related statements of operations, changes in net assets, and cash flows for the six-month period ended June 30, 2019, and the related notes (collectively, the interim financial information), and the financial highlights for the six-month period ended June 30, 2019. Based on our review, we are not aware of any material modifications that should be made to the interim financial information and financial highlights for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of assets and liabilities of the Corporation, including the statement of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended (not presented herein); and in our report dated February 4, 2019, we expressed an unqualified opinion on those financial statements and financial highlights. In our opinion, the information set forth in the accompanying statement of changes in net assets for the year ended December 31, 2018 and the financial highlights for each of the years in the five-year period ended December 31, 2018, is fairly stated, in all material respects, in relation to the statement of changes in net assets and financial highlights from which it has been derived.

Basis for Review Results

     The interim financial information and financial highlights are the responsibility of the Corporation’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

     We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information and financial highlights consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

KPMG LLP

New York, NY
July 26, 2019

[18]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Meeting of Stockholders

     The annual meeting of stockholders of the Corporation was held on March 20, 2019. At the meeting, all of the directors of the Corporation were reelected by the following vote of the holders of the Common Stock:

	In Favor	Withheld
L. Price Blackford	22,631,245	441,701
Simms C. Browning	22,619,105	416,641
Donald G. Calder	22,635,820	334,739
David C. Colander	22,630,552	488,774
Jay R. Inglis	22,629,708	378,864
Wilmot H. Kidd	22,621,443	591,259
Wilmot H. Kidd IV	22,634,517	590,929

     A proposal to ratify the selection of KPMG LLP as independent auditors of the Corporation for the year 2019 was approved with 22,865,926 votes for, 203,443 votes against and 91,495 shares abstaining.

[19]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr., Director Emeritus

OFFICERS

     Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 505000, Louisville, KY
 40233 800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[20]

Item 1(b). Each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act.

Not applicable.

Item 2. Code of Ethics. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Experts. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 through January 31)	17,181	$24.91	NA	NA
Month #2 (February 1 through February 28)	-0-	NA	NA	NA

Month #3 (March 1 through March 31)	-0-	NA	NA	NA
Month #4 (April 1 through April 30)	-0-	NA	NA	NA
Month #5 (May 1 through May 31)	-0-	NA	NA	NA
Month #6 (June 1 through June 30)	-0-	NA	NA	NA
Total	17,181	$24.91	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 7, 2019.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The information required by this Item is only required in an annual report on this Form N-CSR.

(b) The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certifications of the principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

Chief Executive Officer

August 8, 2019

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

Chief Executive Officer

August 8, 2019

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President and Treasurer

August 8, 2019

Date